Exhibit 99.1

Neal Goldner
Investor Relations
Marriott Vacations Worldwide Corporation
407.206.6149
Neal.Goldner@mvwc.com
Ed Kinney
Corporate Communications
Marriott Vacations Worldwide Corporation
407.206.6278
Ed.Kinney@mvwc.com

Marriott Vacations Worldwide (“MVW”) Reports First Quarter Financial Results
ORLANDO, Fla. – May 7, 2019 – Marriott Vacations Worldwide Corporation (NYSE: VAC) today reported first quarter financial results and reaffirmed its guidance for the full year 2019.
On September 1, 2018, the company completed its acquisition of ILG, Inc. (“ILG”). In addition to a discussion of first quarter reported results presented in accordance with United States generally accepted accounting principles (“GAAP”), the company is providing adjusted results of operations from January 1 to March 31, 2019 to further assist investors. Throughout this press release, the results from the business associated with the brands that existed prior to the ILG Acquisition are referred to as “Legacy-MVW,” while the results from the business and brands that were acquired from ILG are referred to as “Legacy-ILG.” In addition, to provide a more meaningful year-over-year comparison of financial results, the company is providing Q1 2018 financial information in the Financial Schedules that follow that combine Legacy-MVW’s and Legacy-ILG’s Q1 2018 financial results, conformed to the current year presentation.
First Quarter 2019 Highlights:

•	Consolidated vacation ownership contract sales increased 74% to $354 million compared to the first quarter of 2018.

◦	Legacy-MVW vacation ownership contract sales increased 10%.

◦	Combined vacation ownership contract sales increased 5%.

•
Net income attributable to common shareholders was $24 million, or $0.51 per fully diluted share (“EPS”), compared to net income attributable to common shareholders of $36 million, or $1.32 per fully diluted share, in the first quarter of 2018.

•	Adjusted net income attributable to common shareholders increased 76% to $67 million compared to the first quarter of 2018 and Adjusted fully diluted EPS increased 4% to $1.45.

•
Adjusted EBITDA increased to $166 million in the first quarter of 2019 compared to $63 million in the first quarter of 2018. Revenue reportability negatively impacted Adjusted EBITDA in the first quarter of 2019 by $21 million, $13 million higher than the first quarter of 2018.

◦	Legacy-MVW Adjusted EBITDA increased 16%.

◦	On a combined basis, Adjusted EBITDA increased 4% and, excluding the impact of the disposition of VRI Europe, which was sold in the fourth quarter of 2018, Adjusted EBITDA increased 6%.

•	The company repurchased 1.2 million shares of its common stock for $106 million in the first quarter of 2019 at an average price per share of $86.32 and paid dividends of $41 million.

Marriott Vacations Worldwide Reports First Quarter Financial Results / 2

•	The company reaffirms its 2019 full year Adjusted EBITDA, Adjusted Free Cash Flow and contract sales guidance and raises its full year Adjusted fully diluted EPS projection.
“I am very pleased with our strong start to the year with Legacy-MVW contract sales increasing 10% and Legacy-MVW Adjusted EBITDA growing 16%,” said Stephen P. Weisz, President and Chief Executive Officer. “The integration of ILG is progressing well, and we started to gain traction on sales initiatives as we progressed through the quarter. We remain on track to realize more than $100 million of synergies from this acquisition and are very excited about the opportunities provided by this transformational business combination.”
First Quarter 2019 Segment Results
Vacation Ownership
Consolidated vacation ownership contract sales were $354 million, an increase of 74% compared to the prior year. Legacy-MVW contract sales grew 10% in the quarter and Legacy-MVW North America VPG increased 1%. On a combined basis, consolidated contract sales increased 5% compared to the prior year, reflecting the strong growth from Legacy-MVW, partially offset, as anticipated, by slower growth at Legacy-ILG as we continue to integrate the business.
Development margin was $44 million compared to $24 million in the first quarter of 2018 and development margin percentage was 14.5%. On a combined basis, adjusted development margin, which excludes the impact of revenue reportability and other charges, increased 30% to $67 million in the first quarter of 2019. Adjusted development margin percentage on a combined basis was 20.5% in the quarter compared to 16.8% in the prior year.
Resort management and other services revenues totaled $125 million, an increase of 79% compared to the first quarter of 2018, and were $59 million net of expenses. On a combined basis, resort management and other services net of expenses increased 5% compared to the prior year.
Rental revenues totaled $147 million, an increase of 98% compared to the first quarter of 2018, and were $45 million net of expenses. On a combined basis, rental revenues net of expenses were 4% higher year-over-year.
Financing revenues increased 89% to $67 million compared to the first quarter of 2018 and were $45 million net of expenses. On a combined basis, financing revenues net of expenses increased 12% compared to the prior year.
Vacation Ownership segment financial results were $133 million for the first quarter of 2019, an increase of 64% compared to the prior year. On a combined basis, Vacation Ownership segment Adjusted EBITDA increased 5% to $171 million compared to the prior year.
Exchange & Third-Party Management
Exchange & Third-Party Management revenues totaled $124 million in the first quarter of 2019. Total Interval Network active members at the end of the first quarter of 2019 were 1.7 million and average revenue per member in the first quarter of 2019 was $46.24.
Exchange & Third-Party Management segment financial results and Adjusted EBITDA were $52 million and $66 million, respectively, in the first quarter of 2019.
Balance Sheet and Liquidity
On March 31, 2019, cash and cash equivalents totaled $222 million. The inventory balance at the end of the first quarter included $862 million of finished goods and $37 million of work-in-progress. The company had $3.9 billion in debt outstanding, net of unamortized debt issuance costs, at the end of the first quarter, an increase of $0.1 billion from year-end 2018. This debt included $2.2 billion of corporate debt and $1.7 billion of debt related to the company’s securitized notes receivable. As of March 31, 2019, the company’s combined debt to adjusted EBITDA ratio was 2.7x.
As of March 31, 2019, the company had $521 million in available capacity under its revolving credit facility and $132 million of gross vacation ownership notes receivable eligible for securitization.

Marriott Vacations Worldwide Reports First Quarter Financial Results / 3

2019 Outlook
The Financial Schedules that follow reconcile the non-GAAP financial measures set forth below to the following full year 2019 expected GAAP results for MVW.

	Current Guidance
Net income attributable to common shareholders	$219 million	to	$233 million
Fully diluted EPS	$4.76	to	$5.07
Net cash provided by operating activities	$286 million	to	$311 million
2019 expected GAAP results and guidance above include an estimate of the impact of future spending associated with on-going ILG integration efforts.
The company reaffirms its full year 2019 guidance as reflected in the chart below:

Current Guidance
Adjusted free cash flow	$400 million	to	$475 million
Adjusted net income attributable to common shareholders	$337 million	to	$365 million
Adjusted fully diluted EPS	$7.33	to	$7.94
Adjusted EBITDA	$745 million	to	$785 million
Consolidated contract sales	$1,530 million	to	$1,600 million
Adjusted fully diluted EPS increased from the previous guidance of $7.23 to $7.83 due to a reduction in shares outstanding.
Non-GAAP Financial Information
Non-GAAP financial measures, such as adjusted net income, adjusted EBITDA, adjusted fully diluted earnings per share, adjusted free cash flow, adjusted development margin and adjusted and combined financial measures are reconciled and adjustments are shown and described in further detail in the Financial Schedules that follow.
First Quarter 2019 Earnings Conference Call
The company will hold a conference call at 10:00 a.m. ET today to discuss these results and the guidance for full year 2019. Participants may access the call by dialing 877-407-8289 or +1-201-689-8341 for international callers. A live webcast of the call will also be available in the Investor Relations section of the company’s website at www.marriottvacationsworldwide.com.
An audio replay of the conference call will be available for seven days and can be accessed at 877-660-6853 or +1-201-612-7415 for international callers. The conference ID for the recording is 13689493. The webcast will also be available on the company’s website.

###

About Marriott Vacations Worldwide Corporation
Marriott Vacations Worldwide Corporation is a leading global vacation company that offers vacation ownership, exchange, rental and resort and property management, along with related businesses, products and services. The company has a diverse portfolio that includes seven vacation ownership brands. It also includes exchange networks and membership programs, as well as management of other resorts and lodging properties. As a leader and innovator in the vacation industry, the company upholds the highest standards of excellence in serving its customers, investors and associates while maintaining exclusive, long-term relationships with Marriott International and Hyatt Hotels Corporation for the development, sales and marketing of vacation ownership products and services. For more information, please visit www.marriottvacationsworldwide.com.

Marriott Vacations Worldwide Reports First Quarter Financial Results / 4

Note on forward-looking statements
This press release and accompanying schedules contain “forward-looking statements” within the meaning of federal securities laws, including statements about future operating results, estimates, and assumptions, and similar statements concerning anticipated future events and expectations that are not historical facts, including guidance about full year 2019 results, expected full year 2019 GAAP results and expected synergies from the ILG acquisition. The company cautions you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including volatility in the economy and the credit markets, changes in supply and demand for vacation ownership and residential products, competitive conditions, the availability of capital to finance growth, and other matters referred to under the heading “Risk Factors” contained in the company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and in subsequent SEC filings, any of which could cause actual results to differ materially from those expressed in or implied in this press release. These statements are made as of May 7, 2019 and the company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Financial Schedules Follow

MARRIOTT VACATIONS WORLDWIDE CORPORATION
FINANCIAL SCHEDULES
QUARTER 1, 2019
TABLE OF CONTENTS

Interim Consolidated Statements of Income	A-1
Operating Metrics	A-2
Adjusted Net Income Attributable to Common Shareholders, Adjusted Earnings Per Share - Diluted, EBITDA and Adjusted EBITDA	A-3
Reconciliation of Adjusted Financial Information	A-4
Vacation Ownership Interim Segment Financial Results	A-5
Consolidated Contract Sales to Adjusted Development Margin	A-6
Reconciliation of Vacation Ownership Segment Interim Adjusted Financial Results	A-7
Reconciliation of Adjusted Financial Information - Consolidated and Vacation Ownership Segment EBITDA and Adjusted EBITDA	A-8
Exchange & Third-Party Management Interim Segment Financial Results	A-9
Corporate and Other Interim Financial Results	A-10
Vacation Ownership and Exchange & Third-Party Management Segment Adjusted EBITDA and Corporate and Other Adjusted Financial Results	A-11
Reconciliation of Combined Financial Information - Consolidated Results	A-12
Reconciliation of Combined Financial Information - EBITDA, Adjusted EBITDA and Adjusted Development Margin	A-13
Reconciliation of Combined Financial Information - Vacation Ownership Segment Financial Results	A-14
Reconciliation of Combined Financial Information - Exchange & Third-Party Management Segment Financial Results and Corporate and Other Financial Results	A-15
Reconciliation of Combined Financial Information - Segment Adjusted EBITDA and Corporate and Other Adjusted Financial Results	A-16
2019 Outlook - Adjusted Net Income Attributable to Common Shareholders, Adjusted Earnings Per Share - Diluted and Adjusted EBITDA	A-17
2019 Outlook - Adjusted Free Cash Flow	A-18
Interim Consolidated Balance Sheets	A-19
Interim Consolidated Statements of Cash Flows	A-20
Non-GAAP Financial Measures	A-21

NOTE: Total contract sales consist of the total amount of vacation ownership product sales under contract signed during the period for which we have received a down payment of at least ten percent of the contract price, reduced by actual rescissions during the period, inclusive of contracts associated with sales of vacation ownership products on behalf of third parties, which we refer to as “resales contract sales.”

MARRIOTT VACATIONS WORLDWIDE CORPORATION
INTERIM CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)
(Unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018
REVENUES
Sale of vacation ownership products	$301	$175
Management and exchange	239	70
Rental	165	75
Financing	68	35
Cost reimbursements	287	216
TOTAL REVENUES	1,060	571
EXPENSES
Cost of vacation ownership products	80	46
Marketing and sales	188	105
Management and exchange	116	36
Rental	108	55
Financing	22	11
General and administrative	78	28
Depreciation and amortization	37	6
Litigation settlement	1	—
Royalty fee	26	15
Impairment	26	—
Cost reimbursements	287	216
TOTAL EXPENSES	969	518
Gains and other income, net	8	1
Interest expense	(34)	(4)
ILG acquisition-related costs	(26)	(1)
Other	—	(2)
INCOME BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	39	47
Provision for income taxes	(15)	(11)
NET INCOME	24	36
Net income attributable to noncontrolling interests	—	—
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$24	$36

EARNINGS PER SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS
Basic	$0.52	$1.35
Diluted	$0.51	$1.32

NOTE: Earnings per share - Basic and Earnings per share - Diluted are calculated using whole dollars.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
OPERATING METRICS
(Contract sales in millions)

	Three Months Ended
	March 31, 2019	March 31, 2018	Change %
Vacation Ownership
Total contract sales	$365	$204	79%
Consolidated contract sales	$354	$204	74%
Legacy-MVW contract sales	$223	$204	10%
Legacy-MVW North America contract sales	$201	$188	8%
Legacy-MVW North America VPG	$3,777	$3,728	1%
Legacy-ILG contract sales	$131	$—	NM
Legacy-ILG VPG	$3,042	$—	NM

Exchange & Third-Party Management
Total active members at end of period (000's)(1)	1,694	—
Average revenue per member(1)	$46.24	—

(1) Only includes members of the Interval International exchange network.

OPERATING METRICS
INCLUDING THE THREE MONTHS ENDED MARCH 31, 2018 ON A COMBINED BASIS
(Contract sales in millions)

	Three Months Ended
	March 31, 2019	March 31, 2018	Change %
Vacation Ownership
Total contract sales	$365	$352	4%
Consolidated contract sales	$354	$337	5%
Legacy-MVW contract sales	$223	$204	10%
Legacy-MVW North America contract sales	$201	$188	8%
Legacy-MVW North America VPG	$3,777	$3,728	1%
Legacy-ILG contract sales	$131	$133	(2%)
Legacy-ILG VPG	$3,042	$3,227	(6%)

Exchange & Third-Party Management
Total active members at end of period (000's)(1)	1,694	1,822	(7%)
Average revenue per member(1)	$46.24	$47.61	(3%)

(1) Only includes members of the Interval International exchange network.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(In millions, except per share amounts)
ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS AND
ADJUSTED EARNINGS PER SHARE - DILUTED

	Three Months Ended
	March 31, 2019	March 31, 2018
Net income attributable to common shareholders	$24	$36
Certain items:
Litigation settlement	1	—
Gains and other income, net	(8)	(1)
ILG acquisition-related costs	26	1
Impairment	26	—
Purchase price adjustments(1)	15	—
Share-based compensation (ILG acquisition-related)	—	—
Other	1	2
Certain items before provision for income taxes	61	2
Provision for income taxes on certain items	(18)	(1)
Adjusted net income attributable to common shareholders **	$67	$37
Earnings per share - Diluted	$0.51	$1.32
Adjusted earnings per share - Diluted **	$1.45	$1.39
Diluted Shares	46,077	27,306

(1) Purchase price adjustments of $15 million (of which $1 million impacted adjusted EBITDA) included a decrease to amortization expense ($14 million) and a net $2 million decrease to sale of vacation ownership product expenses, partially offset by $1 million increases to both interest expense and financing expense. Please see “Non-GAAP Financial Measures” for additional information about certain items.

EBITDA AND ADJUSTED EBITDA
	Three Months Ended
	March 31, 2019	March 31, 2018
Net income attributable to common shareholders	$24	$36
Interest expense(1)	34	4
Tax provision	15	11
Depreciation and amortization	37	6
EBITDA **	110	57
Share-based compensation expense	9	4
Certain items before provision for income taxes(2)	47	2
Adjusted EBITDA **	$166	$63

(1) Interest expense excludes consumer financing interest expense.
(2) Excludes certain items included in depreciation and amortization and share-based compensation. Please see “Non-GAAP Financial Measures” for additional information about certain items.
ADJUSTED EBITDA BY SEGMENT
	Three Months Ended
	March 31, 2019	March 31, 2018
Vacation Ownership	$171	$88
Exchange & Third-Party Management	66	—
Segment adjusted EBITDA**	237	88
General and administrative	(72)	(25)
Consolidated property owners’ associations	1	—
Adjusted EBITDA**	$166	$63

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF ADJUSTED(1) FINANCIAL INFORMATION
THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(In millions)

	As Reported Three Months Ended	Less: Legacy-ILG Three Months Ended	As Adjusted Three Months Ended**	As Reported Three Months Ended
	March 31, 2019			March 31, 2018
REVENUES
Sale of vacation ownership products	$301	$125	$176	$175
Management and exchange	239	162	77	70
Rental	165	85	80	75
Financing	68	27	41	35
Cost reimbursements	287	59	228	216
TOTAL REVENUES	1,060	458	602	571
EXPENSES
Cost of vacation ownership products	80	36	44	46
Marketing and sales	188	80	108	105
Management and exchange	116	78	38	36
Rental	108	51	57	55
Financing	22	10	12	11
General and administrative	78	46	32	28
Depreciation and amortization	37	29	8	6
Litigation settlement	1	—	1	—
Royalty fee	26	10	16	15
Impairment	26	—	26	—
Cost reimbursements	287	59	228	216
TOTAL EXPENSES	969	399	570	518
Gains and other income, net	8	—	8	1
Interest expense	(34)	(2)	(32)	(4)
ILG acquisition-related costs	(26)	(8)	(18)	(1)
Other	—	—	—	(2)
INCOME (LOSS) BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	39	49	(10)	47
(Provision) benefit for income taxes	(15)	(17)	2	(11)
NET INCOME (LOSS)	24	32	(8)	36
Net income attributable to noncontrolling interests	—	—	—	—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$24	$32	$(8)	$36
(1) Adjusted to exclude Legacy-ILG results.
** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
VACATION OWNERSHIP SEGMENT INTERIM FINANCIAL RESULTS
(In millions)

	Three Months Ended
	March 31, 2019	March 31, 2018
REVENUES
Sale of vacation ownership products	$301	$175
Resort management and other services	125	70
Rental	147	75
Financing	67	35
Cost reimbursements	291	216
TOTAL REVENUES	931	571
EXPENSES
Cost of vacation ownership products	80	46
Marketing and sales	177	105
Resort management and other services	66	36
Rental	102	55
Financing	22	11
Depreciation and amortization	17	5
Litigation settlement	1	—
Royalty fee	26	15
Impairment	26	—
Cost reimbursements	291	216
TOTAL EXPENSES	808	489
Gains and other income, net	9	1
Other	—	(2)
SEGMENT FINANCIAL RESULTS BEFORE NONCONTROLLING INTERESTS	132	81
Net loss attributable to noncontrolling interests	1	—
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$133	$81

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CONSOLIDATED CONTRACT SALES TO ADJUSTED DEVELOPMENT MARGIN
THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(In millions)

	Three Months Ended
	March 31, 2019	March 31, 2018
Consolidated contract sales	$354	$204
Less resales contract sales	(8)	(8)
Consolidated contract sales, net of resales	346	196
Plus:
Settlement revenue	9	4
Resales revenue	3	2
Revenue recognition adjustments:
Reportability	(30)	(12)
Sales reserve	(19)	(9)
Other(1)	(8)	(6)
Sale of vacation ownership products	301	175
Less:
Cost of vacation ownership products	(80)	(46)
Marketing and sales	(177)	(105)
Development margin	44	24
Revenue recognition reportability adjustment	21	8
Purchase price adjustment	2	—
Adjusted development margin **	$67	$32
Development margin percentage(2)	14.5%	13.9%
Adjusted development margin percentage(2)	20.5%	17.4%

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) Adjustment for sales incentives that will not be recognized as Sale of vacation ownership products revenue and other adjustments to Sale of vacation ownership products revenue.
(2) Development margin percentage represents Development margin divided by Sale of vacation ownership products. Adjusted development margin percentage represents Adjusted development margin divided by Sale of vacation ownership products revenue after adjusting for revenue reportability and other charges.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF VACATION OWNERSHIP SEGMENT INTERIM ADJUSTED(1) FINANCIAL RESULTS
THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(In millions)

	As Reported Three Months Ended	Less: Legacy-ILG Three Months Ended	As Adjusted Three Months Ended**	As Reported Three Months Ended
	March 31, 2019			March 31, 2018
REVENUES
Sale of vacation ownership products	$301	$125	$176	$175
Resort management and other services	125	48	77	70
Rental	147	67	80	75
Financing	67	26	41	35
Cost reimbursements	291	63	228	216
TOTAL REVENUES	931	329	602	571
EXPENSES
Cost of vacation ownership products	80	36	44	46
Marketing and sales	177	69	108	105
Resort management and other services	66	28	38	36
Rental	102	45	57	55
Financing	22	10	12	11
Depreciation and amortization	17	11	6	5
Litigation settlement	1	—	1	—
Royalty fee	26	10	16	15
Impairment	26	—	26	—
Cost reimbursements	291	63	228	216
TOTAL EXPENSES	808	272	536	489
Gains and other income, net	9	—	9	1
Other	—	—	—	(2)
SEGMENT FINANCIAL RESULTS BEFORE NONCONTROLLING INTERESTS	132	57	75	81
Net loss attributable to noncontrolling interests	1	1	—	—
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$133	$58	$75	$81

(1) Adjusted to exclude Legacy-ILG results.
** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF ADJUSTED(1) FINANCIAL INFORMATION
CONSOLIDATED AND VACATION OWNERSHIP SEGMENT EBITDA AND ADJUSTED EBITDA
THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(In millions)

CONSOLIDATED
	As Reported Three Months Ended	Less: Legacy-ILG Three Months Ended	As Adjusted Three Months Ended**	As Reported Three Months Ended
	March 31, 2019			March 31, 2018
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$24	$32	$(8)	$36
Interest expense	34	2	32	4
Tax provision	15	17	(2)	11
Depreciation and amortization	37	29	8	6
EBITDA **	110	80	30	57
Share-based compensation expense	9	4	5	4
Certain items(2)	47	9	38	2
ADJUSTED EBITDA **	$166	$93	$73	$63

VACATION OWNERSHIP

	As Reported Three Months Ended	Less: Legacy-ILG Three Months Ended	As Adjusted Three Months Ended**	As Reported Three Months Ended
	March 31, 2019			March 31, 2018
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$133	$58	$75	$81
Adjustments:
Depreciation and amortization	17	11	6	5
Share-based compensation expense	2	1	1	1
Certain items(3)	19	1	18	1
SEGMENT ADJUSTED EBITDA **	$171	$71	$100	$88

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) Adjusted to exclude Legacy-ILG results.
(2) Consolidated Legacy-ILG three months ended March 31, 2019 certain items include $8 million of ILG acquisition-related costs and $1 million of purchase accounting adjustments.
(3) Vacation Ownership Legacy-ILG three months ended March 31, 2019 certain items include $1 million of purchase accounting adjustments.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
EXCHANGE & THIRD-PARTY MANAGEMENT INTERIM SEGMENT FINANCIAL RESULTS
(In millions)

	Three Months Ended
	March 31, 2019	March 31, 2018
REVENUES
Management and exchange	$82	$—
Rental	17	—
Financing	1	—
Cost reimbursements	24	—
TOTAL REVENUES	124	—
EXPENSES
Marketing and sales	11	—
Management and exchange	17	—
Rental	8	—
Depreciation and amortization	12	—
Cost reimbursements	24	—
TOTAL EXPENSES	72	—
SEGMENT FINANCIAL RESULTS BEFORE NONCONTROLLING INTERESTS	52	—
Net loss attributable to noncontrolling interests	—	—
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$52	$—

MARRIOTT VACATIONS WORLDWIDE CORPORATION
CORPORATE AND OTHER INTERIM FINANCIAL RESULTS
(In millions)

	Three Months Ended
	March 31, 2019	March 31, 2018
REVENUES
Management and exchange(1)	$32	$—
Rental(1)	1	—
Cost reimbursements(1)	(28)	—
TOTAL REVENUES	5	—
EXPENSES
Management and exchange(1)	33	—
Rental(1)	(2)	—
General and administrative	78	28
Depreciation and amortization	8	1
Cost reimbursements(1)	(28)	—
TOTAL EXPENSES	89	29
Losses and other expense, net	(1)	—
Interest expense	(34)	(4)
ILG acquisition-related costs	(26)	(1)
FINANCIAL RESULTS BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	(145)	(34)
Provision for income taxes	(15)	(11)
Net income attributable to noncontrolling interests	(1)	—
FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(161)	$(45)

(1) Represents the impact of the consolidation of owners’ associations of the acquired Legacy-ILG vacation ownership properties under the voting interest model, which represents the portion related to individual or third-party vacation ownership interest (“VOI”) owners.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
VACATION OWNERSHIP AND EXCHANGE & THIRD-PARTY MANAGEMENT SEGMENT ADJUSTED EBITDA AND CORPORATE AND OTHER ADJUSTED FINANCIAL RESULTS
(In millions)

VACATION OWNERSHIP
	Three Months Ended
	March 31, 2019	March 31, 2018
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$133	$81
Adjustments:
Depreciation and amortization	17	5
Share-based compensation expense	2	1
Certain items(1),(2)	19	1
SEGMENT ADJUSTED EBITDA **	$171	$88

EXCHANGE & THIRD-PARTY MANAGEMENT
	Three Months Ended
	March 31, 2019	March 31, 2018
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$52	$—
Adjustments:
Depreciation and amortization	12	—
Share-based compensation expense	1	—
Certain items(3)	1	—
SEGMENT ADJUSTED EBITDA **	$66	$—

CORPORATE AND OTHER
	Three Months Ended
	March 31, 2019	March 31, 2018
FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(161)	$(45)
Less certain items:
Gains and other income, net	1	—
ILG acquisition-related costs	26	1
Other	(1)	—
ADJUSTED FINANCIAL RESULTS **	$(135)	$(44)

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) Vacation Ownership three months ended March 31, 2019 certain items include $26 million of asset impairments, $1 million of litigation settlements and $1 million of purchase accounting adjustments, partially offset by $9 million of gains and other income.

(2) Vacation Ownership three months ended March 31, 2018 certain items include $2 million of acquisition costs associated with the then anticipated future capital efficient acquisition of the operating property in San Francisco, partially offset by $1 million favorable true up of previously recorded costs associated with Hurricane Irma and Hurricane Maria (recorded in Gains and other income).

(3) Exchange & Third-Party Management three months ended March 31, 2019 certain items include $1 million of purchase accounting adjustments.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF COMBINED(1) FINANCIAL INFORMATION
CONSOLIDATED RESULTS
THREE MONTHS ENDED MARCH 31, 2018
(In millions)

	Legacy-ILG	Reclassifications(1)	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
REVENUES
Sale of vacation ownership products	$123	$(1)	$122	$175	$297
Service and membership related	152	(152)	—	—	—
Management and exchange	—	179	179	70	249
Rental and ancillary services	118	(118)	—	—	—
Rental	—	90	90	75	165
Financing	24	1	25	35	60
Cost reimbursements	65	2	67	216	283
TOTAL REVENUES	482	1	483	571	1,054
EXPENSES
Cost of vacation ownership products	39	4	43	46	89
Marketing and sales	78	(3)	75	105	180
Cost of service and membership related sales	64	(64)	—	—	—
Management and exchange	—	77	77	36	113
Cost of sales of rental and ancillary services	72	(72)	—	—	—
Rental	—	51	51	55	106
Financing	8		8	11	19
General and administrative	59	2	61	28	89
Depreciation and amortization	20	(1)	19	6	25
Royalty fee	11	—	11	15	26
Cost reimbursements	65	2	67	216	283
TOTAL EXPENSES	416	(4)	412	518	930
Gains (losses) and other income (expense), net	5	(2)	3	1	4
Interest expense	(7)	(1)	(8)	(4)	(12)
ILG acquisition-related costs	—	—	—	(1)	(1)
Equity in earnings from unconsolidated entities	1	(1)	—	—	—
Other	—	(1)	(1)	(2)	(3)
INCOME BEFORE INCOME TAXES AND NONCONTROLLING INTERESTS	65	—	65	47	112
Provision for income taxes	(20)	—	(20)	(11)	(31)
NET INCOME	45	—	45	36	81
Net income attributable to noncontrolling interests	(2)	—	(2)	—	(2)
NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$43	$—	$43	$36	$79

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) See “Non-GAAP Financial Measures - Combined Financial Information” for basis of presentation.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF COMBINED(1) FINANCIAL INFORMATION
EBITDA, ADJUSTED EBITDA AND ADJUSTED DEVELOPMENT MARGIN
THREE MONTHS ENDED MARCH 31, 2018
(In millions)

EBITDA AND ADJUSTED EBITDA
	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
Net income attributable to common shareholders	$43	$36	$79
Interest expense(2)	8	4	12
Tax provision	20	11	31
Depreciation and amortization	19	6	25
EBITDA **	90	57	147
Share-based compensation expense	6	4	10
Certain items before provision for income taxes(3),(4)	2	2	4
Adjusted EBITDA **	$98	$63	$161

ADJUSTED DEVELOPMENT MARGIN
	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
Sale of vacation ownership products	$122	$175	$297
Less:
Cost of vacation ownership products	43	46	89
Marketing and sales	60	105	165
Development margin	19	24	43
Revenue recognition reportability adjustment	—	8	8
Adjusted development margin **	$19	$32	$51
Development margin percentage(5)	15.2%	13.9%	14.5%
Adjusted development margin percentage(5)	15.7%	17.4%	16.8%

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) See “Non-GAAP Financial Measures - Combined Financial Information” for basis of presentation.
(2) Interest expense excludes consumer financing interest expense.
(3) Excludes certain items included in depreciation and amortization and share-based compensation.
(4) Legacy-ILG certain items include $2 million of impairments, $1 million of costs related to the ILG Board of Directors’ strategic review, $1 million of other acquisition costs, $1 million of hurricane insurance deductible costs, $1 million of litigation costs, and $1 million of others charges, partially offset by $5 million of foreign currency translation adjustments.

(5) Development margin percentage represents Development margin divided by Sale of vacation ownership products. Adjusted development margin percentage represents Adjusted development margin divided by Sale of vacation ownership products revenue after adjusting for revenue reportability.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF COMBINED(1) FINANCIAL INFORMATION
VACATION OWNERSHIP SEGMENT FINANCIAL RESULTS
THREE MONTHS ENDED MARCH 31, 2018
(In millions)

	Legacy-ILG	Reclassifications(1)	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
REVENUES
Sale of vacation ownership products	$123	$(1)	$122	$175	$297
Resort Operations revenue	63	(63)	—	—	—
Management fee and other revenue	57	(57)	—	—	—
Resort management and other services	—	50	50	70	120
Rental	—	69	69	75	144
Financing	24	—	24	35	59
Cost reimbursements	44	15	59	216	275
TOTAL REVENUES	311	13	324	571	895
EXPENSES
Cost of vacation ownership products	39	4	43	46	89
Marketing and sales	66	(6)	60	105	165
Cost of service and membership related sales	45	(45)	—	—	—
Resort management and other services	—	27	27	36	63
Cost of sales of rental and ancillary services	43	(43)	—	—	—
Rental	—	46	46	55	101
Financing	8	(1)	7	11	18
General and administrative	26	(26)	—	—	—
Depreciation and amortization	12	(4)	8	5	13
Royalty fee	11	—	11	15	26
Cost reimbursements	44	15	59	216	275
TOTAL EXPENSES	294	(33)	261	489	750
Gains and other income, net	7	(2)	5	1	6
Equity in earnings from unconsolidated entities	1	(1)	—	—	—
Other	—	(1)	(1)	(2)	(3)
SEGMENT FINANCIAL RESULTS BEFORE NONCONTROLLING INTERESTS	25	42	67	81	148
Net income attributable to noncontrolling interests	(2)	2	—	—	—
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$23	$44	$67	$81	$148

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) See “Non-GAAP Financial Measures - Combined Financial Information” for basis of presentation.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF COMBINED(1) FINANCIAL INFORMATION
EXCHANGE & THIRD-PARTY MANAGEMENT SEGMENT FINANCIAL RESULTS AND
CORPORATE AND OTHER FINANCIAL RESULTS
THREE MONTHS ENDED MARCH 31, 2018
(In millions)

EXCHANGE & THIRD-PARTY MANAGEMENT
	Legacy-ILG	Reclassifications(1)	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
TOTAL REVENUES	$171	$(16)	$155	$—	$155
TOTAL EXPENSES	(122)	38	(84)	—	(84)
Losses and other expense, net	(2)	—	(2)	—	(2)
SEGMENT FINANCIAL RESULTS BEFORE NONCONTROLLING INTERESTS	47	22	69	—	69
Net income attributable to noncontrolling interests	—	(1)	(1)	—	(1)
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$47	$21	$68	$—	$68

CORPORATE AND OTHER
	Legacy-ILG	Reclassifications(1)	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
TOTAL REVENUES	$—	$4	$4	$—	$4
TOTAL EXPENSES	—	(67)	(67)	(29)	(96)
Interest expense	(7)	(1)	(8)	(4)	(12)
ILG acquisition-related costs	—	—	—	(1)	(1)
FINANCIAL RESULTS BEFORE NONCONTROLLING INTERESTS	(7)	(64)	(71)	(34)	(105)
Provision for income taxes	(20)	—	(20)	(11)	(31)
Net income attributable to noncontrolling interests	—	(1)	(1)	—	(1)
FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(27)	$(65)	$(92)	$(45)	$(137)

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) See “Non-GAAP Financial Measures - Combined Financial Information” for basis of presentation.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
RECONCILIATION OF COMBINED(1) FINANCIAL INFORMATION
SEGMENT ADJUSTED EBITDA AND CORPORATE AND OTHER ADJUSTED FINANCIAL RESULTS
THREE MONTHS ENDED MARCH 31, 2018
(In millions)

VACATION OWNERSHIP
	Legacy-ILG	Reclassifications(1)	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$23	$44	$67	$81	$148
Adjustments:
Depreciation and amortization	12	(4)	8	5	13
Share-based compensation expense	2	—	2	1	3
Certain items(2)	(1)	(2)	(3)	1	(2)
SEGMENT ADJUSTED EBITDA **	$36	$38	$74	$88	$162

EXCHANGE & THIRD-PARTY MANAGEMENT
	Legacy-ILG	Reclassifications(1)	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
SEGMENT FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$47	$21	$68	$—	$68
Adjustments:
Depreciation and amortization	8	—	8	—	8
Share-based compensation expense	4	(1)	3	—	3
Certain items(3)	3	(1)	2	—	2
SEGMENT ADJUSTED EBITDA **	$62	$19	$81	$—	$81

CORPORATE AND OTHER
	Legacy-ILG	Reclassifications(1)	Legacy-ILG Reclassified**	Legacy-MVW	Combined**
FINANCIAL RESULTS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(27)	$(65)	$(92)	$(45)	$(137)
Less certain items:
ILG acquisition-related costs	—	—	—	1	1
ADJUSTED FINANCIAL RESULTS **	$(27)	$(65)	$(92)	$(44)	$(136)

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

(1) See “Non-GAAP Financial Measures - Combined Financial Information” for basis of presentation.
(2) Vacation Ownership Legacy-ILG certain items include $7 million of foreign currency translation adjustments, partially offset by $2 million of impairments, $1 million of other acquisition costs, $1 million of hurricane insurance deductible costs, $1 million of litigation costs, and $1 million of others charges.

(3) Exchange & Third-Party Management Legacy-ILG certain items include $2 million of foreign currency translation adjustments and $1 million of costs related to the ILG Board of Directors’ strategic review.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
2019 ADJUSTED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS AND ADJUSTED EARNINGS PER SHARE - DILUTED OUTLOOK
(In millions, except per share amounts)

	Fiscal Year 2019 (low)	Fiscal Year 2019 (high)
Net income attributable to common shareholders	$219	$233
Adjustments to reconcile Net income attributable to common shareholders to Adjusted net income attributable to common shareholders
Certain items(1)	157	177
Provision for income taxes on adjustments to net income	(39)	(45)
Adjusted net income attributable to common shareholders **	$337	$365
Earnings per share - Diluted(2)	$4.76	$5.07
Adjusted earnings per share - Diluted ** (2)	$7.33	$7.94
Diluted shares	46.0	46.0

(1) Certain items adjustment includes $60 million to $80 million of anticipated ILG acquisition-related costs, $76 million of anticipated purchase price adjustments (including $58 million related to the amortization of intangibles), $26 million of asset impairments, $1 million of litigation settlements and $1 million of other severance costs, partially offset by $7 million of gains and other income.

(2) Earnings per share - Diluted, Adjusted earnings per share - Diluted, and Diluted shares outlook includes the impact of share repurchase activity only through May 3, 2019.

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
2019 ADJUSTED EBITDA OUTLOOK
(In millions)

	Fiscal Year 2019 (low)	Fiscal Year 2019 (high)
Net income attributable to common shareholders	$219	$233
Interest expense(1)	128	128
Tax provision	119	125
Depreciation and amortization	142	142
EBITDA **	608	628
Share-based compensation expense	38	38
Certain items(2)	99	119
Adjusted EBITDA **	$745	$785

(1) Interest expense excludes consumer financing interest expense.

(2) Certain items adjustment includes $60 million to $80 million of anticipated ILG acquisition-related costs, $26 million of asset impairments, $18 million of anticipated purchase price adjustments, $1 million of litigation settlements and $1 million of other severance costs, partially offset by $7 million of gains and other income.

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
2019 ADJUSTED FREE CASH FLOW OUTLOOK
(In millions)

	Fiscal Year 2019 (low)	Fiscal Year 2019 (high)
Net cash provided by operating activities	$286	$311
Capital expenditures for property and equipment (excluding inventory)	(100)	(110)
Borrowings from securitization transactions	725	760
Repayment of debt related to securitizations	(510)	(520)
Free cash flow **	401	441
Adjustments:
Net change in borrowings available from the securitization of eligible vacation ownership notes receivable through the warehouse credit facility(1)	(60)	(45)
Inventory / other payments associated with capital efficient inventory arrangements	(31)	(31)
Certain items(2)	100	120
Change in restricted cash	(10)	(10)
Adjusted free cash flow **	$400	$475

(1) Represents the net change in borrowings available from the securitization of eligible vacation ownership notes receivable through the warehouse credit facility between the 2018 and 2019 year ends.

(2) Certain items adjustment includes $60 million to $80 million of anticipated ILG acquisition-related costs, $16 million of litigation settlement payments and $24 million of tax payments related to Legacy-ILG prior to the acquisition and delayed 2018 payments due to the hurricanes.

** Denotes non-GAAP financial measures. Please see “Non-GAAP Financial Measures” for additional information about our reasons for providing these alternative financial measures and limitations on their use.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
INTERIM CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share data)
(Unaudited)

	March 31, 2019	December 31, 2018
ASSETS
Cash and cash equivalents	$222	$231
Restricted cash (including $65 and $69 from VIEs, respectively)	356	383
Accounts receivable, net (including $11 and $11 from VIEs, respectively)	277	324
Vacation ownership notes receivable, net (including $1,645 and $1,627 from VIEs, respectively)	2,055	2,039
Inventory	910	863
Property and equipment	848	951
Goodwill	2,828	2,828
Intangibles, net	1,092	1,107
Other (including $31 and $26 from VIEs, respectively)	524	292
TOTAL ASSETS	$9,112	$9,018

LIABILITIES AND EQUITY
Accounts payable	$168	$245
Advance deposits	128	113
Accrued liabilities (including $2 and $2 from VIEs, respectively)	520	423
Deferred revenue	437	319
Payroll and benefits liability	172	211
Deferred compensation liability	100	93
Securitized debt, net (including $1,699 and $1,706 from VIEs, respectively)	1,688	1,694
Debt, net	2,201	2,124
Other	15	12
Deferred taxes	332	318
TOTAL LIABILITIES	5,761	5,552
Contingencies and Commitments (Note 11)
Preferred stock — $0.01 par value; 2,000,000 shares authorized; none issued or outstanding	—	—
Common stock — $0.01 par value; 100,000,000 shares authorized; 57,839,682 and 57,626,462 shares issued, respectively	1	1
Treasury stock — at cost; 12,857,638 and 11,633,731 shares, respectively	(895)	(790)
Additional paid-in capital	3,717	3,721
Accumulated other comprehensive income	4	6
Retained earnings	519	523
TOTAL MVW SHAREHOLDERS' EQUITY	3,346	3,461
Noncontrolling interests	5	5
TOTAL EQUITY	3,351	3,466
TOTAL LIABILITIES AND EQUITY	$9,112	$9,018
The abbreviation VIEs above means Variable Interest Entities.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
INTERIM CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2019	March 31, 2018
OPERATING ACTIVITIES
Net income	$24	$36
Adjustments to reconcile net income to net cash, cash equivalents and restricted cash provided by operating activities:
Depreciation and amortization of intangibles	37	6
Amortization of debt discount and issuance costs	5	4
Vacation ownership notes receivable reserve	20	9
Share-based compensation	7	4
Impairment charges	26	—
Deferred income taxes	5	7
Net change in assets and liabilities, net of the effects of acquisition:
Accounts receivable	2	29
Vacation ownership notes receivable originations	(194)	(105)
Vacation ownership notes receivable collections	154	79
Inventory	39	1
Other assets	(99)	(25)
Accounts payable, advance deposits and accrued liabilities	(83)	(42)
Deferred revenue	117	45
Payroll and benefit liabilities	(41)	(31)
Deferred compensation liability	6	4
Other liabilities	2	(1)
Other, net	1	3
Net cash, cash equivalents and restricted cash provided by operating activities	28	23
INVESTING ACTIVITIES
Capital expenditures for property and equipment (excluding inventory)	(10)	(3)
Proceeds from collection of notes receivable	38	—
Purchase of company owned life insurance	(1)	(9)
Net cash, cash equivalents and restricted cash provided by (used in) investing activities	27	(12)
FINANCING ACTIVITIES
Borrowings from securitization transactions	124	—
Repayment of debt related to securitization transactions	(133)	(86)
Proceeds from debt	125	—
Repayments of debt	(52)	—
Debt issuance costs	—	(1)
Repurchase of common stock	(106)	(2)
Payment of dividends	(41)	(21)
Payment of withholding taxes on vesting of restricted stock units	(9)	(9)
Net cash, cash equivalents and restricted cash used in financing activities	(92)	(119)
Effect of changes in exchange rates on cash, cash equivalents and restricted cash	1	2
Decrease in cash, cash equivalents and restricted cash	(36)	(106)
Cash, cash equivalents and restricted cash, beginning of period	614	491
Cash, cash equivalents and restricted cash, end of period	$578	$385

MARRIOTT VACATIONS WORLDWIDE CORPORATION
NON-GAAP FINANCIAL MEASURES
In our press release and schedules, and on the related conference call, we report certain financial measures that are not prescribed by GAAP. We discuss our reasons for reporting these non-GAAP financial measures below, and the financial schedules included herein reconcile the most directly comparable GAAP financial measure to each non-GAAP financial measure that we report (identified by a double asterisk (“**”) on the preceding pages). Although we evaluate and present these non-GAAP financial measures for the reasons described below, please be aware that these non-GAAP financial measures have limitations and should not be considered in isolation or as a substitute for revenues, net income attributable to common shareholders, earnings per share or any other comparable operating measure prescribed by GAAP. In addition, these non-GAAP financial measures may be calculated and / or presented differently than measures with the same or similar names that are reported by other companies, and as a result, the non-GAAP financial measures we report may not be comparable to those reported by others.
Certain Items Excluded from Adjusted Net Income Attributable to Common Shareholders, Adjusted EBITDA and Adjusted Development Margin
We evaluate non-GAAP financial measures, including Adjusted Net Income attributable to common shareholders, Adjusted EBITDA and Adjusted Development Margin, that exclude certain items in the quarters ended March 31, 2019 and March 31, 2018, because these non-GAAP financial measures allow for period-over-period comparisons of our on-going core operations before the impact of these items. These non-GAAP financial measures also facilitate our comparison of results from our on-going core operations before these items with results from other vacation ownership companies.
Certain items - Quarter Ended March 31, 2019
In our Statement of Income for the quarter ended March 31, 2019, we recorded $61 million of net pre-tax items, which included $26 million of ILG acquisition-related costs, $26 million of asset impairments, $1 million of litigation settlements, $1 million of other severance costs and $15 million of purchase accounting adjustments (of which $1 million impacted adjusted EBITDA ), partially offset by $8 million of gains and other income.
Certain items - Quarter Ended March 31, 2018
In our Statement of Income for the quarter ended March 31, 2018, we recorded $2 million of net pre-tax items, which included $3 million of acquisition costs, including $2 million of acquisition costs associated with the then anticipated future capital efficient acquisition of the operating property in San Francisco and $1 million of other acquisition costs, partially offset by $1 million favorable true up of previously recorded costs associated with Hurricane Irma and Hurricane Maria (recorded in Gains and other income).
Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses)
We evaluate Adjusted Development Margin (Adjusted Sale of Vacation Ownership Products Net of Expenses) as an indicator of operating performance. Adjusted Development Margin adjusts Sale of vacation ownership products revenues for the impact of revenue reportability, includes corresponding adjustments to Cost of vacation ownership products expense and Marketing and sales expense associated with the change in revenues from the Sale of vacation ownership products, and may include adjustments for certain items as itemized in the discussion in the preceding paragraph. We evaluate Adjusted Development Margin because it allows for period-over-period comparisons of our on-going core operations before the impact of revenue reportability and certain items to our Development Margin.
Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA
EBITDA is defined as earnings, or net income attributable to common shareholders, before interest expense (excluding consumer financing interest expense), provision for income taxes, depreciation and amortization. For purposes of our EBITDA and Adjusted EBITDA calculations, we do not adjust for consumer financing interest expense because we consider it to be an operating expense of our business. We consider EBITDA and Adjusted EBITDA to be indicators of operating performance, which we use to measure our ability to service debt, fund capital expenditures and expand our business. We also use EBITDA and Adjusted EBITDA, as do analysts, lenders, investors and others, because these measures exclude certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. EBITDA and Adjusted EBITDA also exclude depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. Adjusted EBITDA reflects additional adjustments for certain items, as itemized in the discussion of Adjusted Net Income Attributable to Common Shareholders above, and excludes share-based compensation expense to address considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted. Prior period presentation has been recast for consistency. We evaluate Adjusted EBITDA as an indicator of operating performance because it allows for period-over-period comparisons of our on-going core operations before the impact of the excluded items. Together, EBITDA and Adjusted EBITDA facilitate our comparison of results from our on-going core operations before the impact of these items with results from other vacation ownership companies.
Free Cash Flow and Adjusted Free Cash Flow
We evaluate Free Cash Flow and Adjusted Free Cash Flow as liquidity measures that provide useful information to management and investors about the amount of cash provided by operating activities after capital expenditures for property and equipment, changes in restricted cash, and the borrowing and repayment activity related to our securitizations, which cash can be used for strategic opportunities, including acquisitions and strengthening the balance sheet. Adjusted Free Cash Flow, which reflects additional adjustments to Free Cash Flow for the impact of acquisition, litigation and other cash charges, allows for period-over-period comparisons of the cash generated by our business before the impact of these items. Analysis of Free Cash Flow and Adjusted Free Cash Flow also facilitates management’s comparison of our results with our competitors’ results.
Combined Debt to Adjusted EBITDA Ratio
We calculate combined debt to adjusted EBITDA ratio by dividing net debt by combined adjusted EBITDA, where net debt represents total debt less securitized debt, gross notes eligible for securitization at the end of such period at an estimated 85% advance rate, and cash and cash equivalents other than an estimated $150 million for working capital requirements, and combined adjusted EBITDA is derived by combining the second and third quarters of 2018 adjusted EBITDA for Legacy-MVW and Legacy-ILG with the fourth quarter of 2018 and the first quarter of 2019 adjusted EBITDA for MVW, and adding $87 million of additional cost synergies.
Combined Financial Information
The unaudited combined financial information presented herein combines Legacy-MVW and Legacy-ILG results of operation for the quarter ended March 31, 2018, and is presented to facilitate comparisons with our results following the acquisition of ILG. We evaluate the combined financial information, and believe it provides useful information to investors, because it provides for a more meaningful comparison of our results following the acquisition of ILG with the results of the combined businesses for the prior year comparable period. The combined financial information for the quarter ended March 31, 2018 was derived by combining the Legacy-MVW and Legacy-ILG financial results for such quarter included in the Quarterly Reports on Form 10-Q filed by MVW and ILG, respectively, with the Securities and Exchange Commission (the “SEC”) on May 4, 2018. Prior to combining the financial information, Legacy-ILG’s financial results were reclassified to conform with MVW’s current year financial statement presentation, referred to as “Legacy-ILG Reclassified” in the financial schedules. No other adjustments have been made to the Legacy-MVW or Legacy-ILG results to derive the combined financial information. The combined financial information is provided for informational purposes only and is not intended to represent or to be indicative of the actual results of operations that the combined MVW and ILG business would have reported had the ILG acquisition been completed prior to the beginning of fiscal year 2018 and should not be taken as being indicative of future combined results of operations. The actual results may differ significantly from those reflected in the combined financial information.
Adjusted Financial Information
The unaudited adjusted financial information for the quarter ended March 31, 2019 included in the Reconciliation of Adjusted Financial Information and the Reconciliation of Vacation Ownership Segment Interim Adjusted Financial Results was derived by subtracting the Legacy-ILG results of operation for such quarter from MVW’s results of operation for the quarter and is presented to facilitate comparisons of Legacy-MVW results following the acquisition of ILG. We evaluate the adjusted financial information, and believe it provides useful information to investors, because it provides for a more meaningful comparison of Legacy-MVW results following the acquisition of ILG with Legacy-MVW results for the prior year comparable period.